Exhibit 99.1

EasyLink Services International Corporation Reports Record Financial Results For Second Quarter of Fiscal 2008

Thursday March 6, 8:30 am ET

Conference Call To Be Held On March 18, 2008 at 10:00 a.m. EDT

NORCROSS, Ga.—(BUSINESS WIRE)—EasyLink Services International Corporation (NasdaqCM: ESIC, www.easylink.com), a global provider of comprehensive messaging services and e-commerce solutions, today reported its financial results for the second fiscal quarter 2008 ending January 31. The Company plans to file complete financial results in its Form 10-Q for the second quarter on March 17, 2008. EasyLink will hold an earnings conference call on March 18, 2008 at 10:00 a.m. EDT.

Financial results for EasyLink’s fiscal second quarter, which reflect the first full quarter of results following the merger between Internet Commerce Corporation and EasyLink Services Corporation completed on August 20, 2007, are as follows:

•	Revenue was approximately $23 million;

•	Gross profit margin approximated 70%;

•	Operating income was approximately $4 million;

•	Net income on a GAAP basis was approximately $3 million;

•	Basic earnings per share were approximately $0.13 and diluted earnings per share were approximately $0.11.

“These results reflect the combined experience of our seasoned management team, which has quickly executed operational improvements reaping the anticipated synergies from the combined companies faster than we had originally anticipated,” says Thomas J. Stallings, EasyLink Services International Corporation’s chief executive officer. “We have reduced overall operating costs while simultaneously investing in sales and marketing efforts stabilizing recurring revenue and positioning the Company for organic growth. We look forward to discussing our financial results in detail during our conference call on March 18th.”

Investor Conference Call – Tuesday, March 18, 2008

The Company plans to hold a conference call on Tuesday, March 18, 2008 at 10:00 a.m. EDT to discuss EasyLink Services International Corporation’s second quarter fiscal year 2008 results in detail.

The Company invites all those interested in hearing management’s discussion to join the call by dialing 877-548-7913 (U.S. and Canada) or 719-325-4858 (International).

A live replay of the call will also be available on the Company’s website, www.easylink.com, for 45 days.

About EasyLink Services International Corporation

EasyLink Services International Corporation (EasyLink) (NasdaqCM: ESIC), headquartered in Norcross, Georgia, is uniquely positioned to deliver a variety of messaging services that range from simple web-based fax delivery for small businesses to sophisticated fax hosting, tailored corporate e-mail messaging, EDI business-to-business exchanges and specialized Telex protocol transmissions for marine and finance industries. With over two decades of servicing customers around the globe, EasyLink has established a proven track record for providing effective, reliable and secure communications. For more information on EasyLink, visit www.easylink.com.

Forward-Looking and Cautionary Statements

Except for the historical information and discussion contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those indicated by such forward-looking statements. These and other risk factors are set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2007, as filed with the U.S. Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:
The Investor Relations Group
212-825-3210
Investor Relations:
Michael Crawford: mcrawford@investorrelationsgroup.com
Brett Foley: bfoley@investorrelationsgroup.com
Emily Hanan: ehanan@investorrelationsgroup.com
or
Media Relations:
Susan Morgenbesser: smorgenbesser@investorrelationsgroup.com